             Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/   Harrington Bischof
                  Harrington Bischof

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                 Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Jimmy A. Dew
                                              Jimmy A. Dew

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                                      Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ John M. Dixon
                              John M. Dixon

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Leo E. Knight, Jr.
                             Leo E. Knight, Jr.

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Peter Lardner
                              Peter Lardner

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                                                                                  Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Wilbur S. Legg
                              Wilbur S. Legg

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                                                          Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ John W. Popp
                              John W. Popp

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                       Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ William A. Simpson
                              William A. Simpson

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                   Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Arnold L. Steiner
                             Arnold L. Steiner

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                      Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as her true and lawful attorney, for her, and in her name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 22nd day of February, 2007.

/s/ Fredricka Taubitz
                              Fredricka Taubitz

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                        Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Charles F. Titterton
                              Charles F. Titterton

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                        Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Dennis P. Van Mieghem
                              Dennis P. Van Mieghem

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller

                                                                           Exhibit (24)

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of February, 2007.

/s/ Steven Walker
                              Steven Walker

WITNESS:

/s/ Spencer LeRoy, III

/s/ Karl W. Mueller